PROVISIONS	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
PROVISIONS	PROVISIONS
The following table presents the change in the decommissioning liabilities for Brookfield Renewable:

(MILLIONS)	2021	2020
Balance, beginning of the year	$645	$504
Acquisitions through business combinations	99	23
Disposal	(12)	—
Accretion	13	17
Changes in estimates	(69)	94
Foreign exchange	(8)	7
Balance, end of the year	$668	$645
Brookfield Renewable has recorded decommissioning retirement obligations associated with certain power generating assets. The decommissioning retirement obligation has been established for hydroelectric, wind and solar operation sites that are substantially expected to be restored between the years 2031 to 2055. The estimated cost of decommissioning activities is based on a third-party assessment.
For details on other legal provisions, please refer to Note 28 – Commitments, contingencies and guarantees.